Prospectus Supplement
John Hancock Bond Trust (the Trust)
John Hancock Government Income Fund (the fund)
Supplement dated October 4, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on September 24-26, 2024, the Board of Trustees (the “Board”) of the Trust, of which John Hancock Government Income Fund (“Government Income”) is a series, voted to recommend that the shareholders of Government Income approve a reorganization, that is expected to be tax-free, of Government Income into John Hancock Investment Grade Bond Fund (“Investment Grade Bond”, and together with Government Income, the “Funds”), also a series of the Trust, as described below (the “Reorganization”). Shareholders of record as of October 30, 2024, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about January 28, 2025, Government Income would transfer all of its assets to Investment Grade Bond in exchange for corresponding shares of Investment Grade Bond. Investment Grade Bond would assume substantially all of Government Income’s liabilities. The corresponding shares of Investment Grade Bond would then be distributed to Government Income’s shareholders, and Government Income would be terminated. If approved by Government Income’s shareholders, the Reorganization is expected to occur as of the close of business on or about February 14, 2025 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about November 7, 2024.
Government Income will remain open to purchases and redemptions from existing shareholders until the Closing Date. Government Income will not accept orders from new investors to purchase shares of Government Income, effective as of the close of business on October 28, 2024. However, discretionary fee-based advisory programs and/or certain retirement accounts that include Government Income as an investment option as of the close of business October 28, 2024, may continue to make Government Income shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Government Income.
To satisfy an Internal Revenue Service requirement, Government Income hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to Government Income’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Government Income or Investment Grade Bond, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291 (Class A and Class C), and 888-972-8696 (Class I and Class R6). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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